UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 21, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 5.	Other Events and Required FD Disclosure.

On August 21, 2003, the Company issued a press release announcing the completion of a $215 million three-year revolving credit facility, which expires August 20, 2006. This new credit facility replaces an existing $195 million credit facility, and supplements a separate $200 million credit facility, which expires August 20, 2004.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit:

99	Press Release dated August 21, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: August 22, 2003

EXHIBIT INDEX
to

Black Hills Corporation
August 21, 2003
Form 8-K

Exhibit Number	Description

99	Press Release dated August 21, 2003.